UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21338

Nicholas-Applegate Convertible & Income Fund II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	NY 10105

(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas, New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year: February 28, 2010

Date of reporting period: February 28, 2010

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Nicholas-Applegate Convertible & Income Fund
Nicholas-Applegate Convertible & Income Fund II

Annual Report February 28, 2010

Nicholas-Applegate Convertible & Income Funds Letter to Shareholders

April 15, 2010

Dear Shareholder:

Please find enclosed the annual reports for the Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II (collectively, the “Funds”) for the fiscal year ended February 28, 2010.

Global stocks and convertible bonds advanced during the period, which began only weeks ahead of the market’s rebound from a 16-month bear market. During the fiscal period, investors displayed confidence in improving liquidity and economic conditions, increasing their portfolios’ exposures to riskier assets and reducing exposure to lower-yielding government bonds. In this environment, the Merrill Lynch All Convertibles All Qualities Index, an unmanaged index generally representative of the convertible securities market, returned 54.42% – its best 12-month return in more than a decade. The S&P 500 Index, an unmanaged index that is generally representative of the U.S. stock market, advanced 53.62%, its best 12-month return since July 1982. In contrast, the Barclays Capital U.S. Treasury Bond Index returned 1.83% for the twelve months ended February 28, 2010.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Nicholas-Applegate Capital Management LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report 1

Nicholas-Applegate Convertible & Income Fund Nicholas-Applegate Convertible & Income Fund II Fund Insights
February 28, 2010 (unaudited)

•	For the fiscal year ended February 28, 2010, Nicholas-Applegate Convertible & Income Fund returned 111.98% on net asset value (“NAV”) and 166.37% on market price.

•	For the fiscal year ended February 28, 2010, Nicholas-Applegate Convertible & Income Fund II returned 115.57% NAV and 174.62% on market price.

•

In 2008, convertible and high yield investors endured the worst-performing year in history. For the 12-month period ended February 28, 2010 both the Convertible and High Yield markets experienced one of their best performing periods in history. The Merrill Lynch All Convertibles All Qualities Index returned 54.42% while the Merrill Lynch High Yield Master II Index returned 57.56% during this period.

•

Risks associated with the financial industry and corporate viability in late 2008 and early 2009 failed to materialize. The economy, as measured by many government statistics, turned positive during the fiscal year.

•

In addition to broad economic statistics and technical factors such as access to capital, corporate profits took center stage during the period and quarterly-earnings reports were generally better than expected for the last two quarters of 2009.

•

Leading performing industries during the fiscal year included airlines, materials and automotives, technology and industrials. In general, bonds of all quality ratings within these industries experienced a rally. CCC-rated issuers were the highest-performing rating subgroup in high yield.

•

New issuance of convertibles picked up during the last quarter of 2009, but was still below expectations. In 2009, $37.2 billion was raised in the convertible new issuance market. For high yield, the trend was more, more and more. For 2009, 408 issues priced, raising more than $180 billion.

•

Both Funds’ performance benefited from overweight positions in industrials, materials, and financials during the reporting period. Copper-related companies and regional banks also performed particularly well.

•	Despite positive performance in technology and energy, the Funds’ underweighted positions in these industries adversely impacted performance.

2  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Fund Performance & Statistics
February 28, 2010 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	166.37%	111.98%

5 Year	3.00%	1.33%

Commencement of Operations (3/31/03) to 2/28/10	6.42%	6.09%

Market Price/NAV Performance:
Commencement of Operations (3/31/03) to 2/28/10
Market Price
NAV

Market Price/NAV:

Market Price	$9.39

NAV	$8.80

Premium to NAV	6.70%

Market Price Yield(2)	11.50%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply/demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market on a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at February 28, 2010.

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  3

Nicholas-Applegate Convertible & Income Fund II Performance & Statistics
February 28, 2010 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	174.62%	115.57%

5 Year	2.98%	(0.08)%

Commencement of Operations (7/31/03) to 2/28/10	4.57%	3.76%

Market Price/NAV Performance:
Commencement of Operations (7/31/03) to 2/28/10
Market Price
NAV

Market Price/NAV:

Market Price	$8.76

NAV	$8.02

Premium to NAV	9.23%

Market Price Yield(2)	11.64%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply/demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market on a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at February 28, 2010.

4  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

CORPORATE BONDS & NOTES—48.6%
	Advertising—1.0%
$9,410	Affinion Group, Inc., 11.50%, 10/15/15	Caa1/B-	$9,645,250

	Aerospace & Defense—0.9%
1,730	BE Aerospace, Inc., 8.50%, 7/1/18	Ba3/BB	1,816,500
6,305	DigitalGlobe, Inc., 10.50%, 5/1/14 (a) (b)	Ba3/BB	6,809,400

			8,625,900

	Airlines—0.6%
6,250	United Airlines, Inc., 12.00%, 11/1/13 (a) (b)	Caa2/CCC	6,093,750

	Apparel—1.1%
10,695	Levi Strauss & Co., 9.75%, 1/15/15	B2/B+	11,203,012

	Auto Components—2.8%
9,910	Exide Technologies, 10.50%, 3/15/13, Ser. B	B3/B-	9,687,025
11,305	Stoneridge, Inc., 11.50%, 5/1/12	B3/B+	11,474,575
6,063	Tenneco, Inc., 8.625%, 11/15/14	Caa2/CCC+	5,987,212

			27,148,812

	Banks—0.6%
6,456	GMAC LLC, 6.75%, 12/1/14	B3/B	6,230,040

	Commercial Services & Supplies—2.4%
5,610	Cenveo Corp., 7.875%, 12/1/13	Caa1/B-	5,357,550
11,810	Hertz Corp., 10.50%, 1/1/16	B3/CCC+	12,282,400
5,200	National Money Mart Co., 10.375%, 12/15/16 (a) (b)	B2/B+	5,447,000

			23,086,950

	Construction & Engineering—1.1%
10,835	MasTec, Inc., 7.625%, 2/1/17	B1/B+	10,469,319

	Distribution/Wholesale—0.9%
2,210	Intcomex, Inc., 13.25%, 12/15/14 (a) (b)	B3/B-	2,204,475
7,055	KAR Holdings, Inc., 8.75%, 5/1/14	B3/CCC+	7,160,825

			9,365,300

	Diversified Financial Services—2.0%
	Ford Motor Credit Co. LLC,
10,795	7.00%, 10/1/13	B3/B-	10,639,919
5,280	9.875%, 8/10/11	B3/B-	5,540,652
3,995	International Lease Finance Corp., 6.375%, 3/25/13	B1/BB+	3,520,965

			19,701,536

	Diversified Telecommunication—0.9%
9,150	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	9,264,375

	Electric—0.6%
7,415	Energy Future Holdings Corp., 10.875%, 11/1/17 (c)	Caa3/B-	5,653,937

	Electrical Components & Equipment—0.8%
6,645	Anixter, Inc., 10.00%, 3/15/14	Ba2/BB+	7,375,950

	Electrical Equipment—0.4%
3,430	Baldor Electric Co., 8.625%, 2/15/17	B3/B	3,532,900

	Entertainment—1.2%
11,300	AMC Entertainment, Inc., 11.00%, 2/1/16	Caa1/CCC+	12,175,750

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  5

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Food & Staples Retailing—0.8%
$9,655	Rite Aid Corp., 8.625%, 3/1/15	Caa3/CCC	$8,158,475

	Health Care Providers & Services—4.0%
6,700	Alliance HealthCare Services, Inc., 8.00%, 12/1/16 (a) (b)	B3/B	6,247,750
12,725	AMR Holdings Co., Inc., 10.00%, 2/15/15	Ba3/B+	13,393,062
3,500	Apria Healthcare Group, Inc., 11.25%, 11/1/14 (a) (b)	Ba2/BB+	3,788,750
7,515	Hanger Orthopedic Group, Inc., 10.25%, 6/1/14	B3/B-	8,003,475
7,715	HCA, Inc., 9.25%, 11/15/16	B2/BB-	8,206,831

			39,639,868

	Home Builders—0.9%
8,000	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	B1/CCC+	8,400,000

	Hotels, Restaurants & Leisure—1.2%
2,385	Mandalay Resort Group, 1.003%, 3/21/33, FRN (e) (f)	Caa2/CCC+	2,575,929
9,405	MGM Mirage, 11.375%, 3/1/18 (a) (b)	Caa2/CCC+	8,746,650
700	Royal Caribbean Cruises Ltd., 11.875%, 7/15/15	Ba3/BB-	796,250

			12,118,829

	Household Durables—0.4%
3,950	Jarden Corp., 7.50%, 5/1/17	B3/B	3,989,500

	Independent Power Producers & Energy Traders—0.2%
1,860	NRG Energy, Inc., 8.50%, 6/15/19	B1/BB-	1,866,975

	Internet Software & Services—0.8%
7,200	Terremark Worldwide, Inc., 12.00%, 6/15/17 (a) (b)	B2/B-	7,938,000

	IT Services—1.3%
3,295	Stream Global Services, Inc., 11.25%, 10/1/14 (a) (b)	B1/B+	3,381,494
	Unisys Corp. (a) (b),
4,704	12.75%, 10/15/14	Ba3/BB-	5,456,640
3,349	14.25%, 9/15/15	Ba3/BB-	3,968,565

			12,806,699

	Leisure Time—1.9%
9,025	NCL Corp., Ltd., 11.75%, 11/15/16 (a) (b)	B3/B+	9,408,563
8,855	Travelport LLC, 11.875%, 9/1/16	Caa1/CCC	9,275,613

			18,684,176

	Media—1.4%
5,975	McClatchy Co., 11.50%, 2/15/17 (a) (b)	B1/B-	5,855,500
8,240	Media General, Inc., 11.75%, 2/15/17 (a) (b)	B2/B	8,034,000

			13,889,500

	Miscellaneous Manufacturing—2.0%
11,000	Harland Clarke Holdings Corp., 9.50%, 5/15/15	Caa1/B-	10,092,500
9,210	Polypore, Inc., 8.75%, 5/15/12	B3/B-	9,233,025

			19,325,525

	Oil, Gas & Consumable Fuels—2.0%
1,155	Chesapeake Energy Corp., 6.875%, 1/15/16	Ba3/BB	1,142,006
10,180	OPTI Canada, Inc., 8.25%, 12/15/14	Caa3/B	9,111,100
8,750	SandRidge Energy, Inc., 9.875%, 5/15/16 (a) (b)	B3/B+	9,078,125

			19,331,231

6  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Paper & Forest Products—1.7%
$2,041	Louisiana-Pacific Corp., 13.00%, 3/15/17	Ba3/BBB-	$2,229,792
11,705	Neenah Paper, Inc., 7.375%, 11/15/14	B2/B+	10,841,756
	NewPage Corp.,
825	11.375%, 12/31/14	B2/CCC+	792,000
8,530	12.00%, 5/1/13	Caa3/CCC-	3,284,050

			17,147,598

	Pipelines—0.7%
9,100	Dynegy Holdings, Inc., 7.75%, 6/1/19	B3/B	7,189,000

	Real Estate—0.3%
2,250	CB Richard Ellis Services, Inc., 11.625%, 6/15/17	Ba3/B+	2,491,875

	Retail—2.2%
8,405	El Pollo Loco, Inc., 11.75%, 11/15/13	Caa2/CCC	7,564,500
1,870	GameStop Corp., 8.00%, 10/1/12	Ba1/BB+	1,935,450
6,630	Neiman Marcus Group, Inc., 10.375%, 10/15/15	Caa3/CCC+	6,630,000
5,115	Sally Holdings LLC, 10.50%, 11/15/16	Caa1/B-	5,536,988

			21,666,938

	Semiconductors & Semiconductor Equipment—2.1%
11,565	Amkor Technology, Inc., 9.25%, 6/1/16	B2/B+	11,998,687
8,540	Freescale Semiconductor, Inc., 10.125%, 3/15/18 (a) (b)	B2/B-	8,668,100

			20,666,787

	Software—0.9%
9,890	First Data Corp., 9.875%, 9/24/15	Caa1/B-	8,604,300

	Telecommunications—3.8%
13,540	Hawaiian Telcom Communications, Inc.,
	12.50%, 5/1/15, Ser. B (f)	WR/NR	1,354
8,300	Hughes Network Systems LLC, 9.50%, 4/15/14	B1/B	8,528,250
6,895	Intelsat Jackson Holdings Ltd., 9.50%, 6/15/16	B3/B+	7,274,225
8,220	Nextel Communications, Inc., 7.375%, 8/1/15	Ba2/BB	7,624,050
5,090	NII Capital Corp., 8.875%, 12/15/19 (a) (b)	B1/BB-	5,229,975
5,385	Sprint Capital Corp., 8.75%, 3/15/32	Ba3/BB	4,779,188
3,980	West Corp., 11.00%, 10/15/16	Caa1/B-	4,009,850

			37,446,892

	Textiles Apparel & Luxury Goods—0.7%
6,020	Oxford Industries, Inc., 11.375%, 7/15/15	B1/BB-	6,712,300

	Wireless Telecommunication Services—2.0%
4,550	Crown Castle International Corp., 9.00%, 1/15/15	B1/B-	4,936,750
14,200	Millicom International Cellular S.A., 10.00%, 12/1/13	B1/NR	14,803,500

			19,740,250

	Total Corporate Bonds & Notes (cost-$478,773,059)		477,387,499

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  7

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2010

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

CONVERTIBLE PREFERRED STOCK—26.8%
	Airlines—0.2%
74	Continental Airlines Finance Trust II, 6.00%, 11/15/30	Caa1/CCC	$2,033,416

	Capital Markets—0.5%
	Lehman Brothers Holdings, Inc. (d) (e) (f),
892	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	WR/NR	2,869,882
139	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	WR/NR	1,889,980

			4,759,862

	Commercial Banks—1.9%
44	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (h)	Ba1/BB	5,886,800
13	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h)	Ba1/A-	12,436,650

			18,323,450

	Commercial Services & Supplies—1.3%
212	Avery Dennison Corp., 7.875%, 11/15/20	NR/BB+	7,956,348
162	United Rentals, Inc., 6.50%, 8/1/28	Caa2/CCC	4,536,336

			12,492,684

	Consumer Finance—0.9%
15	SLM Corp., 7.25%, 12/15/10	Ba3/BB-	8,797,509

	Diversified Financial Services—8.8%
	Bank of America Corp.,
14	7.25%, 1/30/13, Ser. L (h)	Ba3/BB	12,632,400
204	10.00%, 2/3/11 (Gilead Sciences Inc.) (d)	A2/A	9,585,935
145	10.00%, 2/24/11 (Schlumberger Ltd.) (d)	A2/A	9,116,746
95	Citigroup, Inc., 7.50%, 12/15/12	NR/NR	10,213,833
	Credit Suisse Securities USA LLC (d),
370	10.00%, 9/1/10 (Bristol-Myers Squibb Co.)	Aa2/A	8,311,383
272	10.00%, 9/9/10 (Merck & Co., Inc.)	Aa2/A	8,871,009
857	10.00%, 1/22/11 (Ford Motor Co.)	Aa2/A	9,809,400
	JP Morgan Chase & Co. (d),
566	10.00%, 1/14/11 (EMC Corp.)	Aa3/A+	9,784,541
496	10.00%, 1/20/11 (Symantec Corp.)	Aa3/A+	8,474,231

			86,799,478

	Electric Utilities—0.4%
77	FPL Group, Inc., 8.375%, 6/1/12	NR/NR	3,806,800

	Food Products—1.7%
192	Archer-Daniels-Midland Co., 6.25%, 6/1/11	NR/BBB+	7,971,808
	Bunge Ltd.,
88	4.875%, 12/1/11 (h)	Ba1/BB	7,651,081
2	5.125%, 12/1/10	NR/BB	1,380,000

			17,002,889

	Household Durables—2.1%
259	Newell Financial Trust I, 5.25%, 4/19/10	WR/BB	9,674,874
12	Stanley Works, 5.125%, 5/17/12, FRN	A3/BBB+	11,327,610

			21,002,484

8  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2010

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

	Insurance—1.4%
48	Assured Guaranty Ltd., 8.50%, 6/1/12	NR/NR	$4,188,946
339	XL Capital Ltd., 10.75%, 8/15/11	Baa2/BBB-	9,369,680

			13,558,626

	Media—0.3%
4	Interpublic Group of Cos Inc., 5.25%, 10/15/10 (h)	NR/CCC+	3,183,250

	Metals & Mining—0.8%
71	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	NR/BB	7,603,488

	Multi-Utilities—1.1%
240	AES Trust III, 6.75%, 10/15/29	B3/B	11,057,220

	Oil, Gas & Consumable Fuels—1.7%
55	ATP Oil & Gas Corp., 8.00%, 10/1/14 (a) (b) (h)	NR/NR	5,849,062
119	Chesapeake Energy Corp., 5.00%, 11/15/10 (h)	NR/B	10,672,875

			16,521,937

	Pharmaceuticals—1.1%
26	Merck & Co., Inc., 6.00%, 8/13/10	A2/A-	6,627,600
3	Mylan, Inc., 6.50%, 11/15/10	NR/B	3,993,327

			10,620,927

	Real Estate Investment Trust—2.6%
511	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (h)	NR/NR	11,018,863
377	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (g)	Caa3/C	4,900,350
149	Simon Property Group, Inc., 6.00%, 4/14/10, Ser. I (h)	Baa1/BBB	9,904,230

			25,823,443

	Total Convertible Preferred Stock (cost-$287,662,065)		263,387,463

CONVERTIBLE BONDS & NOTES—24.1%

Principal Amount (000)

	Aerospace & Defense—0.8%
$ 7,535	Orbital Sciences Corp., 2.438%, 1/15/27	NR/BB-	7,638,606

	Banks—0.8%
7,805	National City Corp., 4.00%, 2/1/11	A3/A	7,970,856

	Commercial Services & Supplies—0.9%
510	Bowne & Co., Inc., 6.00%, 10/1/33 (c)	B3/CCC+	505,538
8,630	Covanta Holding Corp., 1.00%, 2/1/27	Ba3/B	7,885,663

			8,391,201

	Computers—1.1%
8,405	Maxtor Corp., 2.375%, 8/15/12	NR/B	10,590,300

	Diversified Telecommunication Services—0.6%
5,640	tw telecom, Inc., 2.375%, 4/1/26	B3/B-	5,943,150

	Electrical Equipment—2.1%
9,690	EnerSys, 3.375%, 6/1/38 (c)	B2/BB	8,793,675
3,210	General Cable Corp., 0.875%, 11/15/13	Ba3/B+	2,696,400
11,380	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	9,345,825

			20,835,900

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  9

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Electronic Equipment, Instruments & Components—0.7%
$7,055	Anixter International, Inc., 1.00%, 2/15/13	NR/BB-	$6,428,869

	Energy Equipment & Services—1.8%
10,155	Nabors Industries, Inc., 0.94%, 5/15/11	NR/BBB+	10,078,837
7,690	Transocean, Inc., 1.625%, 12/15/37	Baa2/BBB+	7,670,775

			17,749,612

	Health Care Equipment & Supplies—0.5%
4,625	Inverness Medical Innovations, Inc., 3.00%, 5/15/16	NR/B-	5,139,531

	Health Care Providers & Services—0.2%
2,840	Omnicare, Inc., 3.25%, 12/15/35, Ser. OCR	B3/B+	2,286,200

	Internet Software & Services—0.8%
7,670	Equinix, Inc., 2.50%, 4/15/12	NR/B-	8,082,263

	IT Services—0.9%
9,135	Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	8,495,550

	Machinery—0.9%
8,565	AGCO Corp., 1.25%, 12/15/36	NR/BB	9,164,550

	Media—2.6%
7,480	Interpublic Group of Cos. Inc., 4.25%, 3/15/23	Ba3/B+	7,638,950
8,080	Liberty Media LLC, 3.125%, 3/30/23	B1/BB-	8,302,200
9,220	Regal Entertainment Group, 6.25%, 3/15/11 (a) (b)	NR/NR	9,450,500

			25,391,650

	Oil, Gas & Consumable Fuels—0.8%
7,600	Peabody Energy Corp., 4.75%, 12/15/41	Ba3/B+	7,828,000

	Pharmaceuticals—0.8%
6,920	Mylan, Inc., 1.25%, 3/15/12	NR/BB-	7,369,800

	Real Estate Investment Trust—4.0%
8,150	Boston Properties LP, 3.75%, 5/15/36	NR/A-	8,353,750
8,090	Developers Diversified Realty Corp., 3.00%, 3/15/12	NR/BB	7,695,613
6,500	Digital Realty Trust LP, 5.50%, 4/15/29 (a) (b)	NR/NR	8,527,188
6,900	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	7,486,500
7,685	ProLogis, 2.25%, 4/1/37	NR/BBB-	7,271,931

			39,334,982

	Semiconductors & Semiconductor Equipment—2.3%
16,715	Advanced Micro Devices, Inc., 5.75%, 8/15/12	NR/B-	16,610,531
6,010	ON Semiconductor Corp., zero coupon, 4/15/24	NR/B+	6,032,538

			22,643,069

	Software—1.5%
6,450	Macrovision Corp., 2.625%, 8/15/11	NR/B	8,159,250
6,715	Nuance Communications, Inc., 2.75%, 8/15/27	NR/B-	6,899,663

			15,058,913

	Total Convertible Bonds & Notes (cost-$195,543,818)		236,343,002

SHORT-TERM INVESTMENT—0.5%
	Time Deposit—0.5%
5,234	Wells Fargo- Grand Cayman, 0.03%, 3/1/10 (cost-$5,234,437)		5,234,437

	Total Investments (cost-$967,213,379)—100.0%		$982,352,401

10  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

CORPORATE BONDS & NOTES—48.5%
	Advertising—0.9%
$6,940	Affinion Group, Inc., 11.50%, 10/15/15	Caa1/B-	$7,113,500

	Aerospace & Defense—0.7%
620	BE Aerospace, Inc., 8.50%, 7/1/18	Ba3/BB	651,000
4,060	DigitalGlobe, Inc., 10.50%, 5/1/14 (a) (b)	Ba3/BB	4,384,800

			5,035,800

	Airlines—0.6%
4,750	United Airlines, Inc., 12.00%, 11/1/13 (a) (b)	Caa2/CCC	4,631,250

	Apparel—1.1%
7,865	Levi Strauss & Co., 9.75%, 1/15/15	B2/B+	8,238,587

	Auto Components—2.9%
7,405	Exide Technologies, 10.50%, 3/15/13, Ser. B	B3/B-	7,238,387
9,700	Stoneridge, Inc., 11.50%, 5/1/12	B3/B+	9,845,500
4,240	Tenneco, Inc., 8.625%, 11/15/14	Caa2/CCC+	4,187,000

			21,270,887

	Banks—0.7%
5,044	GMAC LLC, 6.75%, 12/1/14	B3/B	4,867,460

	Commercial Services & Supplies—2.5%
4,360	Cenveo Corp., 7.875%, 12/1/13	Caa1/B-	4,163,800
10,040	Hertz Corp., 10.50%, 1/1/16	B3/CCC+	10,441,600
3,925	National Money Mart Co., 10.375%, 12/15/16 (a) (b)	B2/B+	4,111,438

			18,716,838

	Construction & Engineering—1.2%
9,240	MasTec, Inc., 7.625%, 2/1/17	B1/B+	8,928,150

	Distribution/Wholesale—1.0%
1,650	Intcomex, Inc., 13.25%, 12/15/14 (a) (b)	B3/B-	1,645,875
5,580	KAR Holdings, Inc., 8.75%, 5/1/14	B3/CCC+	5,663,700

			7,309,575

	Diversified Financial Services—2.0%
	Ford Motor Credit Co. LLC,
9,205	7.00%, 10/1/13	B3/B-	9,072,761
2,720	9.875%, 8/10/11	B3/B-	2,854,276
3,005	International Lease Finance Corp., 6.375%, 3/25/13	B1/BB+	2,648,436

			14,575,473

	Diversified Telecommunication—1.1%
7,850	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	7,948,125

	Electric—0.7%
6,385	Energy Future Holdings Corp., 10.875%, 11/1/17 (c)	Caa3/B-	4,868,562

	Electrical Components & Equipment—0.7%
4,855	Anixter, Inc., 10.00%, 3/15/14	Ba2/BB+	5,389,050

	Electrical Equipment—0.4%
2,570	Baldor Electric Co., 8.625%, 2/15/17	B3/B	2,647,100

	Entertainment—1.3%
8,700	AMC Entertainment, Inc., 11.00%, 2/1/16	Caa1/CCC+	9,374,250

	Food & Staples Retailing—0.8%
7,090	Rite Aid Corp., 8.625%, 3/1/15	Caa3/CCC	5,991,050

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  11

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments February 28, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Health Care Providers & Services—4.1%
$5,080	Alliance HealthCare Services, Inc., 8.00%, 12/1/16 (a) (b)	B3/B	$4,737,100
10,755	AMR Holdings Co., Inc., 10.00%, 2/15/15	Ba3/B+	11,319,637
2,200	Apria Healthcare Group, Inc., 11.25%, 11/1/14 (a) (b)	Ba2/BB+	2,381,500
5,985	Hanger Orthopedic Group, Inc., 10.25%, 6/1/14	B3/B-	6,374,025
5,685	HCA, Inc., 9.25%, 11/15/16	B2/BB-	6,047,419
			30,859,681
	Home Builders—0.9%
6,100	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	B1/CCC+	6,405,000
	Hotels, Restaurants & Leisure—1.3%
2,143	Mandalay Resort Group, 1.003%, 3/21/33, FRN (e) (f)	Caa2/CCC+	2,314,523
7,195	MGM Mirage, 11.375%, 3/1/18 (a) (b)	Caa2/CCC+	6,691,350
1,000	Royal Caribbean Cruises Ltd., 11.875%, 7/15/15	Ba3/BB-	1,137,500
			10,143,373
	Household Durables—0.2%
1,390	Jarden Corp., 7.50%, 5/1/17	B3/B	1,403,900
	Independent Power Producers & Energy Traders—0.2%
1,140	NRG Energy, Inc., 8.50%, 6/15/19	B1/BB-	1,144,275
	Internet Software & Services—0.8%
5,500	Terremark Worldwide, Inc., 12.00%, 6/15/17 (a) (b)	B2/B-	6,063,750
	IT Services—1.4%
2,505	Stream Global Services, Inc., 11.25%, 10/1/14 (a) (b)	B1/B+	2,570,756
	Unisys Corp. (a) (b),
4,057	12.75%, 10/15/14	Ba3/BB-	4,706,120
2,975	14.25%, 9/15/15	Ba3/BB-	3,525,375
			10,802,251
	Leisure Time—2.0%
6,720	NCL Corp., Ltd., 11.75%, 11/15/16 (a) (b)	B3/B+	7,005,600
8,145	Travelport LLC, 11.875%, 9/1/16	Caa1/CCC	8,531,888
			15,537,488
	Media—1.4%
4,525	McClatchy Co., 11.50%, 2/15/17 (a) (b)	B1/B-	4,434,500
6,200	Media General, Inc., 11.75%, 2/15/17 (a) (b)	B2/B	6,045,000
			10,479,500
	Miscellaneous Manufacturing—2.1%
8,635	Harland Clarke Holdings Corp., 9.50%, 5/15/15	Caa1/B-	7,922,613
7,790	Polypore, Inc., 8.75%, 5/15/12	B3/B-	7,809,475
			15,732,088
	Oil, Gas & Consumable Fuels—1.8%
395	Chesapeake Energy Corp., 6.875%, 1/15/16	Ba3/BB	390,556
7,470	OPTI Canada, Inc., 8.25%, 12/15/14	Caa3/B	6,685,650
6,250	SandRidge Energy, Inc., 9.875%, 5/15/16 (a) (b)	B3/B+	6,484,375
			13,560,581

12  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments February 28, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Paper & Forest Products—1.9%
$1,509	Louisiana-Pacific Corp., 13.00%, 3/15/17	Ba3/BBB-	$1,648,582
10,030	Neenah Paper, Inc., 7.375%, 11/15/14	B2/B+	9,290,288
	NewPage Corp.,
825	11.375%, 12/31/14	B2/CCC+	792,000
6,470	12.00%, 5/1/13	Caa3/CCC-	2,490,950
			14,221,820
	Pipelines—0.9%
8,900	Dynegy Holdings, Inc., 7.75%, 6/1/19	B3/B	7,031,000
	Real Estate—0.3%
1,750	CB Richard Ellis Services, Inc., 11.625%, 6/15/17	Ba3/B+	1,938,125
	Retail—1.5%
2,125	El Pollo Loco, Inc., 11.75%, 11/15/13	Caa2/CCC	1,912,500
1,430	GameStop Corp., 8.00%, 10/1/12	Ba1/BB+	1,480,050
6,665	Neiman Marcus Group, Inc., 10.375%, 10/15/15	Caa3/CCC+	6,665,000
885	Sally Holdings LLC, 10.50%, 11/15/16	Caa1/B-	958,012
			11,015,562
	Semiconductors & Semiconductor Equipment—1.8%
6,570	Amkor Technology, Inc., 9.25%, 6/1/16	B2/B+	6,816,375
6,460	Freescale Semiconductor, Inc., 10.125%, 3/15/18 (a) (b)	B2/B-	6,556,900
			13,373,275
	Software—0.9%
8,105	First Data Corp., 9.875%, 9/24/15	Caa1/B-	7,051,350
	Telecommunications—3.8%
11,640	Hawaiian Telcom Communications, Inc.,
	12.50%, 5/1/15, Ser. B (f)	WR/NR	1,164
6,300	Hughes Network Systems LLC, 9.50%, 4/15/14	B1/B	6,473,250
5,155	Intelsat Jackson Holdings Ltd., 9.50%, 6/15/16	B3/B+	5,438,525
6,130	Nextel Communications, Inc., 7.375%, 8/1/15	Ba2/BB	5,685,575
3,860	NII Capital Corp., 8.875%, 12/15/19 (a) (b)	B1/BB-	3,966,150
4,615	Sprint Capital Corp., 8.75%, 3/15/32	Ba3/BB	4,095,813
2,770	West Corp., 11.00%, 10/15/16	Caa1/B-	2,790,775
			28,451,252
	Textiles Apparel & Luxury Goods—0.7%
4,535	Oxford Industries, Inc., 11.375%, 7/15/15	B1/BB-	5,056,525
	Wireless Telecommunication Services—1.9%
3,320	Crown Castle International Corp., 9.00%, 1/15/15	B1/B-	3,602,200
10,160	Millicom International Cellular S.A., 10.00%, 12/1/13	B1/NR	10,591,800
			14,194,000

	Total Corporate Bonds & Notes (cost-$364,200,033)		361,370,453

CONVERTIBLE PREFERRED STOCK—27.0%

Shares (000)
	Airlines—0.2%
58	Continental Airlines Finance Trust II, 6.00%, 11/15/30	Caa1/CCC	1,571,834

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  13

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2010

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

	Capital Markets—0.6%
	Lehman Brothers Holdings, Inc. (d) (e) (f),
802	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	WR/NR	$2,580,029
123	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	WR/NR	1,672,561

			4,252,590

	Commercial Banks—1.9%
33	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (h)	Ba1/BB	4,389,660
10	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h)	Ba1/A-	9,863,550

			14,253,210

	Commercial Services & Supplies—1.1%
152	Avery Dennison Corp., 7.875%, 11/15/20	NR/BB+	5,718,960
79	United Rentals, Inc., 6.50%, 8/1/28	Caa2/CCC	2,223,844

			7,942,804

	Consumer Finance—0.9%
11	SLM Corp., 7.25%, 12/15/10	Ba3/BB-	6,792,634

	Diversified Financial Services—9.0%
	Bank of America Corp.,
11	7.25%, 1/30/13, Ser. L (h)	Ba3/BB	10,100,475
157	10.00%, 2/3/11 (Gilead Sciences Inc.) (d)	A2/A	7,362,110
111	10.00%, 2/24/11 (Schlumberger Ltd.) (d)	A2/A	6,962,451
74	Citigroup, Inc., 7.50%, 12/15/12	NR/NR	7,902,381
	Credit Suisse Securities USA LLC (d),
287	10.00%, 9/1/10 (Bristol-Myers Squibb Co.)	Aa2/A	6,434,982
210	10.00%, 9/9/10 (Merck & Co., Inc.)	Aa2/A	6,866,730
664	10.00%, 1/22/11 (Ford Motor Co.)	Aa2/A	7,590,840
	JP Morgan Chase & Co. (d),
438	10.00%, 1/14/11 (EMC Corp.)	Aa3/A+	7,571,145
384	10.00%, 1/20/11 (Symantec Corp.)	Aa3/A+	6,557,526

			67,348,640

	Electric Utilities—0.4%
59	FPL Group, Inc., 8.375%, 6/1/12	NR/NR	2,921,440

	Food Products—1.8%
148	Archer-Daniels-Midland Co., 6.25%, 6/1/11 Bunge Ltd.,	NR/BBB+	6,169,280
70	4.875%, 12/1/11 (h)	Ba1/BB	6,057,794
2	5.125%, 12/1/10	NR/BB	1,020,000

			13,247,074

	Household Durables—2.1%
201	Newell Financial Trust I, 5.25%, 4/19/10	WR/BB	7,491,705
9	Stanley Works, 5.125%, 5/17/12, FRN	A3/BBB+	8,333,400

			15,825,105

	Insurance—1.4%
38	Assured Guaranty Ltd., 8.50%, 6/1/12	NR/NR	3,335,187
261	XL Capital Ltd., 10.75%, 8/15/11	Baa2/BBB-	7,216,176

			10,551,363

	Media—0.3%
3	Interpublic Group of Cos Inc., 5.25%, 10/15/10 (h)	NR/CCC+	2,497,915

14  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2010

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

	Metals & Mining—0.8%
55	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	NR/BB	$5,891,694

	Multi-Utilities—1.2%
187	AES Trust III, 6.75%, 10/15/29	B3/B	8,607,878

	Oil, Gas & Consumable Fuels-1.6%
35	ATP Oil & Gas Corp., 8.00%, 10/1/14 (a) (b) (h)	NR/NR	3,702,813
93	Chesapeake Energy Corp., 5.00%, 11/15/10 (h)	NR/B	8,354,825

			12,057,638

	Pharmaceuticals—1.1%
21	Merck & Co., Inc., 6.00%, 8/13/10	A2/A-	5,279,400
2	Mylan, Inc., 6.50%, 11/15/10	NR/B	3,091,608

			8,371,008

	Real Estate Investment Trust—2.6%
395	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (h)	NR/NR	8,526,835
246	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (g)	Caa3/C	3,196,050
115	Simon Property Group, Inc., 6.00%, 4/14/10, Ser. I (h)	Baa1/BBB	7,614,810

			19,337,695

	Total Convertible Preferred Stock (cost-$221,868,080)		201,470,522

CONVERTIBLE BONDS & NOTES—24.2%

Principal Amount (000)

	Aerospace & Defense—0.8%
$5,975	Orbital Sciences Corp., 2.438%, 1/15/27	NR/BB-	6,057,156

	Banks—0.8%
6,195	National City Corp., 4.00%, 2/1/11	A3/A	6,326,644

	Commercial Services & Supplies—1.1%
1,715	Bowne & Co., Inc., 6.00%, 10/1/33 (c)	B3/CCC+	1,699,994
6,855	Covanta Holding Corp., 1.00%, 2/1/27	Ba3/B	6,263,756

			7,963,750

	Computers—1.1%
6,570	Maxtor Corp., 2.375%, 8/15/12	NR/B	8,278,200

	Diversified Telecommunication Services—0.5%
3,305	tw telecom, Inc., 2.375%, 4/1/26	B3/B-	3,482,644

	Electrical Equipment—2.0%
7,555	EnerSys, 3.375%, 6/1/38 (c)	B2/BB	6,856,162
2,780	General Cable Corp., 0.875%, 11/15/13	Ba3/B+	2,335,200
7,055	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	5,793,919

			14,985,281

	Electronic Equipment, Instruments & Components—0.7%
5,620	Anixter International, Inc., 1.00%, 2/15/13	NR/BB-	5,121,225

	Energy Equipment & Services—1.7%
6,900	Nabors Industries, Inc., 0.94%, 5/15/11	NR/BBB+	6,848,250
6,070	Transocean, Inc., 1.625%, 12/15/37	Baa2/BBB+	6,054,825

			12,903,075

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  15

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Health Care Equipment & Supplies—0.6%
$3,795	Inverness Medical Innovations, Inc., 3.00%, 5/15/16	NR/B-	$4,217,194

	Health Care Providers & Services—0.0%
370	Omnicare, Inc., 3.25%, 12/15/35, Ser. OCR	B3/B+	297,850

	Internet Software & Services—0.9%
6,130	Equinix, Inc., 2.50%, 4/15/12	NR/B-	6,459,488

	IT Services—0.9%
7,075	Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	6,579,750

	Machinery—1.0%
6,830	AGCO Corp., 1.25%, 12/15/36	NR/BB	7,308,100

	Media—2.6%
5,920	Interpublic Group of Cos, Inc., 4.25%, 3/15/23	Ba3/B+	6,045,800
6,420	Liberty Media LLC, 3.125%, 3/30/23	B1/BB-	6,596,550
6,920	Regal Entertainment Group, 6.25%, 3/15/11 (a) (b)	NR/NR	7,093,000

			19,735,350

	Oil, Gas & Consumable Fuels—0.9%
6,325	Peabody Energy Corp., 4.75%, 12/15/41	Ba3/B+	6,514,750

	Pharmaceuticals—0.8%
5,595	Mylan, Inc., 1.25%, 3/15/12	NR/BB-	5,958,675

	Real Estate Investment Trust—3.9%
4,550	Boston Properties LP, 3.75%, 5/15/36	NR/A-	4,663,750
6,275	Developers Diversified Realty Corp., 3.00%, 3/15/12	NR/BB	5,969,094
5,000	Digital Realty Trust LP, 5.50%, 4/15/29 (a) (b)	NR/NR	6,559,375
5,480	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	5,945,800
6,065	ProLogis, 2.25%, 4/1/37	NR/BBB-	5,739,006

			28,877,025

	Semiconductors & Semiconductor Equipment—2.3%
12,500	Advanced Micro Devices, Inc., 5.75%, 8/15/12	NR/B-	12,421,875
4,790	ON Semiconductor Corp., zero coupon, 4/15/24	NR/B+	4,807,962

			17,229,837

	Software—1.6%
5,175	Macrovision Corp., 2.625%, 8/15/11	NR/B	6,546,375
5,285	Nuance Communications, Inc., 2.75%, 8/15/27	NR/B-	5,430,338

			11,976,713

	Total Convertible Bonds & Notes (cost-$148,829,763)		180,272,707

SHORT-TERM INVESTMENT—0.3%
	Time Deposit—0.3%
2,583	Wells Fargo- Grand Cayman, 0.03%, 3/1/10 (cost-$2,582,687)		2,582,687

	Total Investments (cost-$737,480,563)—100.0%		$745,696,369

16  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Fund Notes to Schedules
Nicholas-Applegate Convertible & Income Fund II of Investments
February 28, 2010

Notes to Schedules of Investments:

*	Unaudited.

(a)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b)

Private Placement. Restricted as to resale and may not have a readily available market. Securities in Convertible & Income and Convertible & Income II, with an aggregate market value of $130,183,487 and $97,297,027, representing 13.3% and 13.0% of total investments, respectively.

(c)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(d)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(e)

Fair-Valued. Securities in Convertible & Income and Convertible & Income II, with an aggregate value of $7,335,791 and $6,567,113, representing 0.7% and 0.9% of total investments, respectively. See Note 1 (a) in Notes to Financial Statements.

(f)	In default.

(g)	Non-income producing.

(h)	Perpetual maturity. Maturity date shown is the first call date.

Glossary:
FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on February 28, 2010.
NR — Not Rated
WR — Withdrawn Rating

See accompanying Notes to Financial Statements 2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  17

Nicholas-Applegate Convertible & Income Funds Statements of Assets and Liabilities
February 28, 2010

	Convertible & Income	Convertible & Income II
Assets:
Investments, at value (cost— $967,213,379 and $737,480,563, respectively)	$982,352,401	$745,696,369
Interest and dividends receivable	15,750,991	11,991,825
Receivable for investments sold	11,439,356	9,166,560
Prepaid expenses	20,738	39,666
Total Assets	1,009,563,486	766,894,420

Liabilities:
Dividends payable to common and preferred shareholders	6,602,036	5,167,908
Payable for investments purchased	815,670	—
Investment management fees payable	533,266	405,325
Accrued expenses	204,725	191,498
Total Liabilities	8,155,697	5,764,731
Preferred Shares ($0.00001 par value; $25,000 liquidation preference per share applicable to 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000
Net Assets Applicable to Common Shareholders	$644,407,789	$487,129,689

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$733	$607
Paid-in-capital in excess of par	1,037,000,891	854,114,757
Undistributed net investment income	730,306	582,730
Accumulated net realized loss	(408,463,163)	(375,784,211)
Net unrealized appreciation of investments	15,139,022	8,215,806
Net Assets Applicable to Common Shareholders	$644,407,789	$487,129,689
Common Shares Issued and Outstanding	73,257,068	60,726,837
Net Asset Value Per Common Share	$8.80	$8.02

18  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Funds Statements of Operations
Year ended February 28, 2010

	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$73,163,487	$55,565,154
Dividends	12,340,340	9,646,677
Consent fee and other income	31,727	24,572
Total Investment Income	85,535,554	65,236,403

Expenses:
Investment management fees	6,337,903	4,840,802
Auction agent fees and commissions	574,187	461,875
Shareholder communications	163,310	125,684
Custodian and accounting agent fees	136,449	115,026
Audit and tax services	100,944	114,156
Legal fees	97,352	89,638
Trustees’ fees and expenses	81,074	61,715
New York Stock Exchange listing fees	59,470	48,080
Transfer agent fees	37,100	35,804
Insurance expense	31,382	24,413
Miscellaneous	20,856	22,386
Total expenses	7,640,027	5,939,579

Net Investment Income	77,895,527	59,296,824

Realized and Change in Unrealized Gain (Loss):
Net realized loss on investments	(111,955,883)	(94,702,164)
Net change in unrealized appreciation/depreciation of investments	403,757,997	322,931,570
Net realized and change in unrealized gain on investments	291,802,114	228,229,406
Net Increase in Net Assets Resulting from Investment Operations	369,697,641	287,526,230

Dividends on Preferred Shares from Net Investment Income	(842,503)	(646,896)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$368,855,138	$286,879,334

See accompanying Notes to Financial Statements | 2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  19

Nicholas-Applegate Convertible & Income Funds	Statements of Changes in Net Assets Applicable to Common Shareholders

	Convertible & Income		Convertible & Income II
	Year ended February 28,		Year ended February 28,
	2010	2009	2010	2009
Investments Operations:
Net investment income	$77,895,527	$112,099,864	$59,296,824	$92,530,381
Net realized loss on investments	(111,955,883)	(245,263,472)	(94,702,164)	(235,709,086)
Net change in unrealized appreciation/ depreciation of investments	403,757,997	(312,501,685)	322,931,570	(244,500,463)
Net increase (decrease) in net assets resulting from investment operations	369,697,641	(445,665,293)	287,526,230	(387,679,168)

Dividends on Preferred Shares from Net Investment Income	(842,503)	(12,382,916)	(646,896)	(11,737,360)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	368,855,138	(458,048,209)	286,879,334	(399,416,528)

Dividends to Common Shareholders from Net Investment Income	(78,664,973)	(97,781,936)	(68,553,462)	(76,827,211)

Capital Share Transactions:
Reinvestment of dividends	5,674,109	9,330,789	5,584,255	4,103,707
Total increase (decrease) in net assets applicable to common shareholders	295,864,274	(546,499,356)	223,910,127	(472,140,032)

Net Assets Applicable to Common Shareholders:
Beginning of year	348,543,515	895,042,871	263,219,562	735,359,594
End of year (including undistributed (dividends in excess of) net investment income of $730,306, $(3,835,587), $582,730 and $5,821,704, respectively)	$644,407,789	$348,543,515	$487,129,689	$263,219,562
Common Shares Issued in Reinvestment of Dividends	697,071	1,053,285	732,745	586,369

20  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2010

1. Organization and Significant Accounting Policies

Nicholas-Applegate Convertible & Income Fund (“Convertible & Income”) and Nicholas-Applegate Convertible & Income Fund II (“Convertible & Income II”), collectively referred to as the “Funds”, were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. In December 2005, Convertible & Income II changed its fiscal year end from June 30 to February 28. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

Each Funds’ investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities. There can be no assurance that the Funds will achieve their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to each Fund’s financial statements. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  21

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2010

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Funds have the ability to access

•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the fiscal year ended February 28, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at February 28, 2010 in valuing each Fund’s assets and liabilities are listed below:

Convertible & Income:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/2010

Investments in Securities — Assets
Corporate Bonds & Notes:
Hotels, Restaurants & Leisure	—	$9,542,900	$2,575,929	$12,118,829
All Other	—	465,268,670	—	465,268,670
Convertible Preferred Stock:
Airlines	—	2,033,416	—	2,033,416
Capital Markets	—	—	4,759,862	4,759,862
Commercial Services & Supplies	$7,956,348	4,536,336	—	12,492,684
Consumer Finance	—	8,797,509	—	8,797,509
Diversified Financial Services	22,846,233	63,953,245	—	86,799,478
Household Durables	11,327,610	9,674,874	—	21,002,484
Oil, Gas & Consumable Fuels	10,672,875	5,849,062	—	16,521,937
Pharmaceuticals	3,993,327	6,627,600	—	10,620,927
All Other	100,359,166	—	—	100,359,166
Convertible Bonds & Notes	—	236,343,002	—	236,343,002
Short-Term Investments	—	5,234,437	—	5,234,437

Total Investments in Securities — Assets	$157,155,559	$817,861,051	$7,335,791	$982,352,401

22  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2010

1. Organization and Significant Accounting Policies (continued)

Convertible & Income II:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/2010

Investments in Securities — Assets
Corporate Bonds & Notes:
Hotels, Restaurants & Leisure	—	$7,828,850	$2,314,523	$10,143,373
All Other	—	351,227,080	—	351,227,080
Convertible Preferred Stock:
Airlines	—	1,571,834	—	1,571,834
Capital Markets	—	—	4,252,590	4,252,590
Commercial Services & Supplies	$5,718,960	2,223,844	—	7,942,804
Consumer Finance	—	6,792,634	—	6,792,634
Diversified Financial Services	18,002,856	49,345,784	—	67,348,640
Household Durables	8,333,400	7,491,705	—	15,825,105
Oil, Gas & Consumable Fuels	8,354,825	3,702,813	—	12,057,638
Pharmaceuticals	3,091,608	5,279,400	—	8,371,008
All Other	77,308,269	—	—	77,308,269
Convertible Bonds & Notes	—	180,272,707	—	180,272,707
Short-Term Investments	—	2,582,687	—	2,582,687

Total Investments in Securities — Assets	$120,809,918	$618,319,338	$6,567,113	$745,696,369

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the fiscal year ended February 28, 2010, were as follows:

Convertible & Income:

	Beginning Balance 2/28/2009	Net Purchases (Sales) and Settlements	Accrued Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 2/28/2010

Investments in Securities — Assets
Corporate Bonds & Notes:
Hotels, Restaurants & Leisure	$2,575,929	—	—	—	—	—	$2,575,929
Convertible Preferred Stock:
Capital Markets	4,759,862	—	—	—	—	—	4,759,862
Convertible Bonds & Notes:
Retail	15,230,800	$(21,008,000)	$40,999	—	$5,736,201	—	—

Total Investments in Securities — Assets	$22,566,591	$(21,008,000)	$40,999	—	$5,736,201	—	$7,335,791

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  23

Nicholas-Applegate Convertible & Income Funds	Notes to Financial Statements
February 28, 2010

1. Organization and Significant Accounting Policies (continued)

Convertible & Income II:

	Beginning Balance 2/28/2009	Net Purchases (Sales) and Settlements	Accrued Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers in and /or out of Level 3	Ending Balance 2/28/2010

Investments in Securities — Assets
Corporate Bonds & Notes:
Hotels, Restaurants & Leisure	$2,314,523	—	—	—	—	—	$2,314,523
Convertible Preferred Stock:
Capital Markets	4,252,590	—	—	—	—	—	4,252,590
Convertible Bonds & Notes:
Retail	12,894,124	$(17,785,000)	$17,013	—	$4,873,863	—	—

Total Investments in Securities — Assets	$19,461,237	$(17,785,000)	$17,013	—	$4,873,863	—	$6,567,113

There was no change in net unrealized appreciation/depreciation of investments which the Funds held at February 28, 2010. Change in unrealized appreciation/depreciation is recorded on the Statements of Operations.

In January 2010, the Financial Accounting Standards Board released ASU 2010-06, “Improving Disclosures About Fair Value Measurements”. ASU 2010-06 is effective for annual and interim reporting periods beginning after December 15, 2009. The Funds’ management is in the process of reviewing ASU 2010-06 to determine future applicability.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on ex-dividend date. Interest income, adjusted for the accretion of discount, is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Conversion premium is not amortized. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may be subsequently be reclassified as realized gains/or return of capital upon receipt of information from the issuer. Payments received on synthetic convertible securities are generally included in dividend income.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at February 28, 2010. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions—Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

24  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Funds	Notes to Financial Statements
February 28, 2010

1. Organization and Significant Accounting Policies (continued)

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

2. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Funds are exposed to various risks such as, but not limited to, interest rate, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The market values of equity securities, such as common and preferred stock and securities convertible into equity securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater market price volatility than fixed income securities.

The Funds are exposed to credit risk on parties with whom they trade and will also bear the risk of settlement default. The Funds seek to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on reorganized and reputable exchanges. The Funds could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize Funds’ counterparty risks by performing reviews of each counterparty. Delivery of securities sold is only made once the Funds have received payment. Payment is made on the purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

During the fiscal year ended February 28, 2010, the Funds held synthetic convertible securities with Lehman Brothers Holdings, Inc. as the counterparty. On September 15, 2008, Lehman Brothers Holdings, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. The value of the relevant securities has been written down to their estimated recoverable values.

3. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Funds pay the Investment Manager an annual fee, payable on a monthly basis, at the annual rate of 0.70% of the Funds’ average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  25

Nicholas-Applegate Convertible & Income Funds	Notes to Financial Statements
February 28, 2010

3. Investment Manager/Sub-Adviser (continued)

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

4. Investment in Securities

For the year ended February 28, 2010, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligation		All Other

	Purchases	Sales	Purchases	Sales

Convertible & Income	—	$25,786,094	$504,056,045	$487,483,943
Convertible & Income II	—	22,035,000	388,168,922	378,413,805

5. Income Tax Information

Convertible & Income:

For the fiscal years ended February 28, 2010 and February 28, 2009, the tax character of dividends paid of $79,507,476 and $110,164,852, respectively, were comprised entirely of ordinary income.

At February 28, 2010, the tax character of distributable earnings of $3,366,103 was comprised entirely of ordinary income.

For the year ended February 28, 2010, permanent differences are primarily attributable to the differing treatment of premium amortization, convertible preferred securities, consent payments and excise taxes. These adjustments were to increase undistributed net investment income by $6,177,842, increase accumulated net realized loss by $6,167,218 and decrease paid-in-capital in excess of par by $10,624.

At February 28, 2010, Convertible & Income had a capital loss carryforward of $401,934,705 ($1,830,527 of which will expire in 2015, $10,961,628 of which will expire in 2016, $131,342,119 of which will expire in 2017 and $257,800,431 of which will expire in 2018) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost basis of portfolio securities for federal income tax purposes is $975,190,391. Aggregate gross unrealized appreciation for securities in which there is an excess value over tax cost is $89,965,922; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $82,803,912; net unrealized appreciation for federal income tax purposes is $7,162,010. The difference between book and tax basis unrealized is attributable to wash sales and the differing treatment of bond premium amortization and convertible preferred securities.

Convertible & Income II:

For the years ended February 28, 2010 and February 28, 2009, the tax character of dividends paid of $69,200,358 and $88,564,571, respectively, were comprised entirely of ordinary income.

At February 28, 2010, the tax character of distributable earnings of $2,640,409 was comprised entirely of ordinary income.

For the year ended February 28, 2010, permanent differences are primarily attributable to the differing treatment of premium amortization, convertible preferred securities, consent payments and excise taxes. These adjustments were to increase undistributed net investment income by $4,664,560, increase accumulated net realized loss by $4,655,128 and decrease paid-in-capital in excess of par by $9,432.

At February 28, 2010, Convertible & Income II had a capital loss carryforward of $371,556,558 ($1,751,653 of which will expire in 2015, $11,338,190 of which will expire in 2016, $130,798,418 of which will expire in 2017 and $227,668,267 of which will expire in 2018) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

26  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Funds	Notes to Financial Statements
February 28, 2010

5. Income Tax Information (continued)

The cost basis of portfolio securities for federal income tax purposes is $743,326,398. Aggregate gross unrealized appreciation for securities in which there is an excess value over tax cost is $70,313,117; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $67,943,146; net unrealized appreciation for federal income tax purposes is $2,369,971. The difference between book and tax basis unrealized is attributable to wash sales and the differing treatment of bond premium amortization and convertible preferred securities.

6. Auction-Rate Preferred Shares

Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D, and 2,856 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of Preferred Shares Series B, 2,192 shares of Preferred Shares Series C, 2,192 shares of Preferred Shares Series D, and 2,192 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized long-term gains, if any, are paid annually.

For the fiscal year ended February 28, 2010, the annualized dividend rate ranged from:

	High	Low	At February 28, 2010

Convertible & Income:
Series A	0.677%	0.105%	0.165%
Series B	0.527%	0.105%	0.150%
Series C	0.452%	0.090%	0.135%
Series D	0.677%	0.060%	0.210%
Series E	0.677%	0.075%	0.240%

Convertible & Income II:
Series A	0.677%	0.105%	0.165%
Series B	0.527%	0.105%	0.150%
Series C	0.452%	0.090%	0.135%
Series D	0.677%	0.060%	0.210%
Series E	0.677%	0.075%	0.240%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated action failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  27

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2010

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

8. Subsequent Events

On March 1, 2010 the following monthly dividends were declared to common shareholders, payable March 30, 2010 to shareholders of record on March 11, 2010:

Convertible & Income	$0.09 per share
Convertible & Income II	$0.085 per share

On April 1, 2010 the following monthly dividends were declared to common shareholders, payable May 3, 2010 to shareholders of record on April 12, 2010:

Convertible & Income	$0.09 per share
Convertible & Income II	$0.085 per share

Effective March 1, 2010, Convertible & Income Fund II adopted amended and restated by-laws (“By-laws”) that incorporate substantially revised and updated ratings criteria (the “New Fitch Criteria”) issued by Fitch, Inc. (“Fitch”) applicable to that Fund’s outstanding auction rate preferred shares (“Preferred Shares”). The New Fitch Criteria include two separate Preferred Shares asset coverage tests which differ from the single test previously applicable to Fitch’s ratings. Other key components of the New Fitch Criteria as cited by Fitch include, among others, updated asset discount factors, changes to issuer and industry concentration thresholds and guidelines, and inclusion of certain leverage and derivatives when calculating the Fitch asset coverage tests. The New Fitch Criteria are available on the Fitch website (www.fitchratings.com) and are incorporated by reference into Convertible & Income Fund II’s By-laws. Furthermore, as announced in a press release dated March 12, 2010, Fitch has reaffirmed the ‘AAA’ rating it assigned to Convertible & Income Fund II’s Preferred Shares.

28  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Fund Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended

	February 28, 2010	February 28, 2009		February 29, 2008	February 28, 2007	February 28, 2006

Net asset value, beginning of year	$4.80	$12.52		$14.84	$14.69	$16.07

Income from Investment Operations:
Net investment income	1.07	1.56		1.62	1.66	1.51

Net realized and change in unrealized gain (loss) on investments and interest rate caps	4.02	(7.75)		(2.05)	0.55	(0.48)

Total from investment operations	5.09	(6.19)		(0.43)	2.21	1.03

Dividends and Distributions on Preferred Shares from:
Net investment income	(0.01)	(0.17)		(0.39)	(0.34)	(0.25)

Net realized gains	—	—		—	(0.03)	(0.02)

Total dividends and distributions on preferred shares	(0.01)	(0.17)		(0.39)	(0.37)	(0.27)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	5.08	(6.36)		(0.82)	1.84	0.76

Dividends and Distributions to Common Shareholders from:
Net investment income	(1.08)	(1.36)		(1.50)	(1.50)	(1.91)

Net realized gains	—	—		—	(0.19)	(0.23)

Total dividends and distributions to common shareholders	(1.08)	(1.36)		(1.50)	(1.69)	(2.14)

Net asset value, end of year	$8.80	$4.80		$12.52	$14.84	$14.69

Market price, end of year	$9.39	$4.05		$12.50	$16.08	$15.69

Total Investment Return (1)	166.37%	(61.55)%		(13.63)%	14.60%	14.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$644,408	$348,544		$895,043	$1,050,149	$1,017,779

Ratio of expenses to average net assets (2)	1.39%	1.56	%(3)	1.26%	1.27%	1.28	%(3)

Ratio of net investment income to average net assets (2)	14.21%	16.87%		11.26%	11.37%	10.03%

Preferred shares asset coverage per share	$70,125	$49,406		$67,626	$74,981	$73,442

Portfolio turnover	58%	62%		33%	67%	52%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of the period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.

(3)	Ratio of expenses to average net assets, excluding excise tax expense was 1.53% for the year ended February 28, 2009 and 1.26% for the year ended February 28, 2006.

See accompanying Notes to Financial Statements | 2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  29

Nicholas-Applegate Convertible & Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

							For the Period July 1, 2005 through February 28, 2006*		Year ended June 30, 2005
	Year ended

	February 28, 2010	February 28, 2009		February 29, 2008		February 28, 2007

Net asset value, beginning of period	$4.39	$12.38		$14.91		$14.70	$14.61		$15.18

Income from Investment Operations:
Net investment income	0.98	1.55		1.70		1.69	1.04		1.59

Net realized and change in unrealized gain (loss) on investments and interest rate caps	3.80	(8.05)		(2.17)		0.61	0.58		(0.39)

Total from investment operations	4.78	(6.50)		(0.47)		2.30	1.62		1.20

Dividends and Distributions on Preferred Shares from:
Net investment income	(0.01)	(0.20)		(0.45)		(0.38)	(0.17)		(0.21)

Net realized gain	—	—		—		(0.04)	(0.05)		(0.00)**

Total dividends and distributions on preferred shares	(0.01)	(0.20)		(0.45)		(0.42)	(0.22)		(0.21)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	4.77	(6.70)		(0.92)		1.88	1.40		0.99

Dividends and Distributions to Common Shareholders from:
Net investment income	(1.14)	(1.29)		(1.61)		(1.42)	(1.05)		(1.42)

Net realized gains	—	—		—		(0.25)	(0.26)		(0.14)

Total dividends and distributions to common shareholders	(1.14)	(1.29)		(1.61)		(1.67)	(1.31)		(1.56)

Net asset value, end of period	$8.02	$4.39		$12.38		$14.91	$14.70		$14.61

Market price, end of period	$8.76	$3.73		$12.09		$15.42	$15.14		$14.74

Total Investment Return (1)	174.62%	(63.34)%		(12.08)%		13.99%	12.10%		16.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$487,130	$263,220		$735,359		$879,014	$850,769		$834,909

Ratio of expenses to average net assets (2)	1.42%	1.71	%(4)	1.35	%(4)	1.34%	1.37	%(3)(4)	1.35%

Ratio of net investment income to average net assets (2)	14.20%	17.26%		11.75%		11.56%	10.57	%(3)	9.79%

Preferred shares asset coverage per share	$69,445	$49,015		$61,410		$68,493	$67,096		$66,319

Portfolio turnover	58%	57%		34%		60%	33%		67%

*	During the period the Fund’s fiscal year-end changed from June 30 to February 28.

**	Less than $0.005 per share.

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of the period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.

(3)	Annualized.

(4)

Ratio of expenses to average net assets, excluding excise tax expense was 1.63% for the year ended February 28, 2009, 1.34% for the year ended February 29, 2008 and 1.35% for the period July 1, 2005 through February 28, 2006.

30  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Funds Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

Nicholas-Applegate Convertible & Income Fund
Nicholas-Applegate Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II (the “Funds”) at February 28, 2010, the results of each of their operations, changes in net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2010

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  31

Nicholas-Applegate Convertible & Income Funds Tax Information (unaudited)

Tax Information:

Convertible & Income

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 10.16% of ordinary dividends paid by the Fund during the year ended February 28, 2010 as Qualified Dividend Income (or the maximum allowable amount).

The percentage of ordinary dividends paid by the Fund during the year ended February 28, 2010, which qualified for the Dividends Received Deduction available to corporate shareholders was 8.51% or the maximum allowable amount.

Convertible & Income II

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 9.26% of ordinary dividends paid by the Fund during the year ended February 28, 2010 as Qualified Dividend Income (or the maximum allowable amount).

The percentage of ordinary dividends paid by the Fund during the year ended February 28, 2010, which qualified for the Dividends Received Deduction available to corporate shareholders was 7.77% or the maximum allowable amount.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on your 2010 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 28, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

32  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Funds	Annual Shareholder Meeting Results/Board of Trustees Changes (unaudited)

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on July 14, 2009. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority

Convertible & Income
Re-election of Paul Belica—Class III to serve until 2012	64,895,145	2,608,849
Re-election of John C. Maney**—Class III to serve until 2012	64,950,714	2,553,280
Election of Diana L. Taylor*†—Class II to serve until 2011	10,761	312

Messrs. Hans W. Kertess, James A. Jacobson***, William B. Ogden, IV and R. Peter Sullivan, III continue to serve as Trustees of the Convertible & Income Fund.

Convertible & Income II
Re-election of Hans W. Kertess—Class III to serve until 2012	51,169,985	2,112,025
Re-election of John C. Maney**—Class III to serve until 2012	51,258,807	2,023,203
Election of Diana L. Taylor*†—Class II to serve until 2011	8,325	171

Messrs. Paul Belica, James A. Jacobson***, William B. Ogden, IV and R. Peter Sullivan, III continue to serve as Trustees of the Convertible & Income Fund II.

*	Preferred Shares Trustee.
**	John C. Maney is an interested Trustee of the Funds.
***	Mr. Jacobson joined the Board of Trustees on December 14, 2009.
†	Resigned from the Board of Trustees on September 10, 2009.

Mr. Robert E. Connor* served as a Trustee of the Funds until his death on April 8, 2010.

Board of Trustees Changes:

On September 10, 2009, Diana L. Taylor resigned as Trustee of the Funds.
On December 14, 2009, James A. Jacobson joined the Board of Trustees.

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  33

Nicholas-Applegate Convertible & Income Funds	Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personel Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party with the consent or at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

34  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Funds	Dividend Reinvestment Plan (unaudited)

Dividend Reinvestment Plan:

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  35

Nicholas-Applegate Convertible & Income Funds Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held
with Funds, Length of Service, Other
Trusteeships/Directorships Held by
Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes
Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
    Trustee since: 2004—NCV/ 2003—NCZ
Term of office: Expected to stand for re-election
    at 2010—NCV/ 2012—NCZ annual meeting
    of shareholders.
Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2003
Term of office: Expected to stand for re-election
    at 2012—NCV/ 2010—NCZ annual meeting
    of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for election
    at 2010 annual meeting of shareholders.
Trustee/Director of 44 funds in Fund Complex
Trustee/Director of 16 funds in Alpine Mutual
    Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders
Trustee/Director of 49Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan, III
Date of Birth: 9/4/41
Trustee since: 2004—NCV/ 2006—NCZ
Term of office: Expected to stand for re-election
at 2011 annual meeting of shareholders
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

36  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Nicholas-Applegate Convertible & Income Funds Board of Trustees
(unaudited) (continued)

Name, Date of Birth, Position(s) Held
with Funds, Length of Service, Other
Trusteeships/Directorships Held by
Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes
Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election
at 2012annual meeting of shareholders.
Trustee/Director of 78 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

†

Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member - Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated May 21, 2003 (for the Nicholas-Applegate Convertible & Income Fund) and September 25, 2003 (for Nicholas-Applegate Convertible & Income Fund II), which can be obtained, without charge, by calling the Funds’ shareholder servicing agent at (800) 254-5197.

2.28.10 | Nicholas-Applegate Convertible & Income Funds Annual Report  37

Nicholas-Applegate Convertible & Income Funds Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2003

Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2003

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2000-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex; Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley, 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

38  Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.10

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
James A. Jacobson	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
R. Peter Sullivan III	Scott Whisten
Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.
To enroll, go to www.allianzinvestors.com/edelivery.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $54,000 in 2009 and $54,000 in 2010.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $58,000 in 2009 and $16,000 in 2010. These services consist of accounting consultations, agreed upon procedure reports (inclusive of review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $13,650 in 2009 and $13,650 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

                          Nicholas-Applegate Convertible & Income Fund II (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

          a review of the nature of the professional services expected to provided,

          the fees to be charged in connection with the services expected to be provided,

          a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of the annual review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the

Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

	(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $361,835 and the 2010 Reporting Period was $566,790.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and James A. Jacobson.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nicholas-Applegate Convertible & Income Fund II (NCZ)
(the “trust”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Nicholas-Applegate Capital Management LLC (“NACM”)

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if NACM reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM’s Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

ITEM 8.

(a)(1) Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate” or the “Investment Adviser”)

As of April 29, 2010, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate Convertible & Income Fund II (NCZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager
Doug Forsyth has been the lead portfolio manager since inception (March 2003 - NCV) and (July 2003 - NCZ) and oversees Nicholas-Applegate’s Income and Growth Strategies portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining Nicholas-Applegate in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Mr. Forsyth was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has eighteen years of investment industry experience.

Justin Kass, CFA
Managing Director, Portfolio Manager
Justin Kass has been a co-portfolio manager since inception (March 2003 - NCV) and (July 2003 - NCZ) and joined the Nicholas-Applegate in 2000 with responsibilities for portfolio management and research on our Income and Growth Strategies team. He was previously an analyst and interned on the team.

He earned his M.B.A. in finance from The UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has twelve years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds managed by portfolio managers as of February 28, 2010 including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other RICs		Other Accounts		Other Pooled

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G. Forsyth	6	1,555.2	10	1,272.9	5	660.7*

Justin Kass	6	1,555.2	10	1,272.9	5	660.7*

*Performance based fees for two accounts totaling $419.3 million.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Investment Adviser’s Code of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds.

(a) (3)

As of February 28, 2010 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for the team’s final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance

Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one, three and five year performance relative to benchmarks and peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. We believe our compensation system clearly aligns the interests of clients with our people and keeps our compensation competitive with industry norms.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on Nicholas-Applegate’s operating earnings growth. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

Equity Ownership

In September 2006, Allianz SE approved an equity ownership plan for key employees of Nicholas-Applegate. The plan was implemented as of January 31, 2007. Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

NACM

The following information is provided as of February 28, 2010.

PM Ownership

Douglas G. Forsyth	$100,001 - $500,000 (NCV), None (NCZ)

Justin Kass	$100,001 - $500,000 (NCV), None (NCZ)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Nicholas-Applegate Convertible & Income Fund II

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 29, 2010

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date April 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 29, 2010

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date April 29, 2010